UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 13, 2021
Date of Report (Date of earliest event reported)
ADVANCED MICRO DEVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-07882	94-1692300
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2485 Augustine Drive
Santa Clara, California 95054
(Address of principal executive offices) (Zip Code)
(408) 749-4000
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AMD	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Amended and Restated Seventh Amendment to the Wafer Supply Agreement

On May 13, 2021, Advanced Micro Devices, Inc. (the “Company”) entered into an amended seventh amendment (the “A&R Seventh Amendment”) to the Wafer Supply Agreement with GLOBALFOUNDRIES Inc. (“GF”) to extend GF’s capacity commitment and wafer pricing to the Company under the backdrop of the current global supply environment. The terms of the previous seventh amendment to the Wafer Supply Agreement required the parties to mutually agree on annual wafer purchase targets and wafer pricing beyond 2021.

The A&R Seventh Amendment modifies certain terms of the Wafer Supply Agreement applicable to wafer purchases at the 12 nm and 14 nm technology nodes by the Company for the period commencing on May 12, 2021 and continuing through December 31, 2024. Specifically, GF agreed to a minimum annual capacity allocation to the Company for years 2022, 2023 and 2024. The A&R Seventh Amendment also removes all prior exclusivity commitments and provides the Company with full flexibility to contract with any wafer foundry with respect to all products manufactured at any technology node.

Further, the Company and GF agreed to pricing and new annual wafer purchase targets for years 2022, 2023 and 2024, and the Company agreed to pre-pay GF certain amounts for those wafers in 2022 and 2023. If the Company does not meet the annual wafer purchase target for any of these years, the Company will be required to pay to GF a portion of the difference between the actual wafer purchases and the wafer purchase target for that year. The Company currently estimates that it will purchase approximately $1.6 billion of wafers from GF for years 2022 to 2024 under the A&R Seventh Amendment.

The foregoing description is not complete and is qualified in its entirety by reference to the A&R Seventh Amendment, a copy of which will be filed with a Quarterly Report on Form 10-Q.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2021	ADVANCED MICRO DEVICES, INC.

	By:	/s/ Harry Wolin
	Name:	Harry A. Wolin
	Title:	Senior Vice President, General Counsel and Corporate Secretary